UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

Southern National Bancorp of Virginia, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6830 Old Dominion Drive McLean, Virginia 22101

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of J. Adam Sothen as Executive Vice President and Chief Financial Officer

On March 12, 2018, J. Adam Sothen tendered his resignation as Executive Vice President and Chief Financial Officer of Southern National Bancorp of Virginia, Inc. (the “Company”) and as Chief Financial Officer of the Company’s wholly-owned subsidiary, Sonabank, and on March 13, 2018, submitted a formal letter of resignation, which will be effective on March 19, 2018. Mr. Sothen will remain an employee of the Company in an advisory capacity through April 2, 2018. Mr. Sothen resigned from his position in order to accept a position at another financial services company and not due to any disagreement with the Company.

Appointment of William H. Lagos as Interim Chief Financial Officer

On March 15, 2018, the Board of Directors of the Company appointed William H. Lagos to serve as Interim Chief Financial Officer of the Company, effective March 19, 2018 and until such time as his successor is named. In connection with his appointment as Interim Chief Financial Officer of the Company, Mr. Lagos will receive 2,000 shares of restricted stock of the Company.

Mr. Lagos, 67, previously served as Director of Special Projects for the Company since June 2017 and as chief accounting officer for the Company and Sonabank since June 2017. Mr. Lagos served as the Senior Vice President and Chief Financial Officer of the Company and Sonabank from November 2004 until June 2017. From September 1986 until April 2004, Mr. Lagos was the Senior Vice President and Controller of Southern Financial Bank, the operating subsidiary of Southern Financial Bancorp, Inc., which was acquired by Provident Bankshares, Inc. in April 2004. Mr. Lagos participated in the Company’s organization commencing in November 2004.

There are no familial relationships between Mr. Lagos and any director or executive officer of the Company. In addition, Mr. Lagos has not engaged in any transaction with the Company that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

	By:	/s/ Joe A. Shearin
March 16, 2018		Joe A. Shearin
President and Chief Executive Officer